Exhibit 10.5

FORM OF AGREEMENT FOR PURCHASE AND SALE OF

UNITS IN NEW PE HOLDCO LLC

THIS AGREEMENT FOR PURCHASE AND SALE OF UNITS IN NEW PE HOLDCO LLC, (“Agreement”) dated as of December 19, 2012, is made by and among [INVESTOR], a [____________](“Seller”) and Pacific Ethanol, Inc., a Delaware corporation (“Buyer”). Unless otherwise defined in this Agreement, capitalized terms used in this Agreement are defined in Exhibit A.

W I T N E S S E T H

WHEREAS, Seller, as a member of New PE Holdco LLC, a Delaware limited liability company (the “Company”), owns certain limited liability company interests denominated as “Units” pursuant to the Limited Liability Company Agreement of New PE Holdco LLC dated June 29, 2010 (the “LLC Agreement”);

WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, [___________(__)] Units (the “Seller Units”).

NOW, THEREFORE, in consideration of the agreements and mutual covenants and based upon the representations and warranties set forth herein, the parties agree as follows:

1.                  Purchase and Sale of Seller Units.

(a)               Subject to the terms and conditions of this Agreement, Buyer agrees to purchase, and Seller agrees to sell, convey, assign, transfer and deliver to Buyer, the Seller Units, free and clear of all Encumbrances, on the Closing Date.

(b)               As consideration for the sale of the Seller Units to Buyer at the Closing, Buyer shall pay to Seller, in cash, a total of $[__________](the “Cash Consideration”) by wire transfer to the account designed by Seller.

(c)                The closing of the sale of the Seller Units to Buyer (the “Closing”) shall take place at the offices of Buyer in Sacramento, California at 10:00 a.m. PST on the “Closing Date” as defined in the Securities Purchase Agreement, dated as of December 19, 2012, among the Buyer and the investors party thereto (such agreement, the “Securities Purchase Agreement”; such date, the “Closing Date”).

1

2.                  Condition Precedent to Obligation to Close.

Buyer’s obligation to purchase and Seller’s obligation to sell the Seller Units is subject to the substantially concurrent occurrence of the “Closing Date” as defined in the Securities Purchase Agreement. If the Closing Date has not occurred by 5 p.m. EST on the twentieth “Business Day” (as defined in the Securities Purchase Agreement) following the date hereof, then this Agreement shall terminate and shall be of no further force or effect.

3.                  Seller Representations. Seller represents and warrants to Buyer as follows:

(a)               Organization. Seller is a [___________] duly organized, validly existing and in good standing under the laws of the State of [_____].

(b)               Due Authorization; Enforceability. The execution, delivery and performance of this Agreement have been duly and validly authorized by Seller. Assuming the due authorization, execution and delivery of the same by Buyer, this Agreement and all other agreements and instruments entered into pursuant hereto (collectively, the “Transaction Documents”) constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with their respective terms (except as may be limited by bankruptcy, insolvency, reorganization and other similar laws and equitable principles relating to or limiting creditors’ rights generally).

(c)                Non-Contravention; Consents. Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the purchase and sale of the Seller Units (the “Transaction”). Neither the execution and delivery of this Agreement and the other Transaction Documents, nor the consummation of the Transaction, will directly or indirectly (with or without notice or lapse of time): (i) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Charter Documents of Seller; (ii) conflict with or violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject; (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Seller is a party or by which either is bound; or (iv) result in the imposition or creation of an Encumbrance upon the Seller Units.

(d)               Ownership of Seller Units. Seller is the unconditional and sole legal, beneficial, record and equitable owner of the Seller Units and Seller has full power and authority to sell and transfer the Seller Units, free and clear of any restrictions on transfer or any other Encumbrances. Seller has not ever sold, assigned transferred or otherwise disposed of all or any portion of Seller Units. Seller is not a party to any option, warrant, purchase right, or other contract or commitment (other than this Agreement) that could require Seller to sell, transfer, or otherwise dispose of any Seller Units, or any voting or economic right therein, of the Company. Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any Seller Units.

2

(e)                Distributions. Seller has no current outstanding obligation to return to the Company all or any portion of any distribution previously received from the Company in respect of the Seller Units.

(f)                LLC Agreement. Assuming the due authorization, execution and delivery of the same by each other Member of the Company, the LLC Agreement is a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization and other similar laws and equitable principles relating to or limiting creditors’ rights generally).

(g)               Brokers. Seller has not agreed or become obligated to pay, or has taken any action that might result in any person, entity or governmental body claiming to be entitled to receive, any brokerage commission, finder’s fee or similar commission or fee in connection with the Transaction.

(h)               Taxes, etc. Seller has no knowledge of any sales taxes, use taxes, transfer taxes, documentary charges, recording fees or similar taxes, charges, fees or expenses that will become due and payable as a result of the consummation of the Transaction.

4.                  Buyer Representations. Buyer represents and warrants to Seller as follows:

(a)              Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)               Due Authorization; Enforceability. The execution, delivery and performance of this Agreement have been duly and validly authorized by Buyer. Assuming the due authorization, execution and delivery of the same by Seller, this Agreement and the other Transaction Documents hereto constitute the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms (except as may be limited by bankruptcy, insolvency, reorganization and other similar laws and equitable principles relating to or limiting creditors’ rights generally).

(c)               Non-Contravention; Consents. Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the Transaction. Neither the execution and delivery of this Agreement and the other Transaction Documents, nor the consummation of the Transaction, will directly or indirectly (with or without notice or lapse of time): (i) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Charter Documents of Seller or, to the knowledge of Buyer, conflict with or result in a violation or breach of Section 9 of the LLC Agreement; (ii) conflict with or violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Buyer is subject; or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Buyer is a party or by which it is bound.

3

(d)               Investment Intent. Buyer is acquiring the Seller Units for its own account for investment purposes only and not with a view to the distribution or resale thereof, in whole or in part.

(e)               Permitted Transfer. Buyer is a Permitted Transferee as such term is defined in the LLC Agreement.

5.                  Closing Deliverables by Seller. At the Closing, Seller shall deliver the “New PE Holdco LLC Unit Assignment” attached as Exhibit B hereto.

6.                  Closing Deliverables by Buyer. At the Closing, Buyer shall deliver the Cash Consideration to Seller.

7.                  Survival of Representations and Covenants. The covenants and agreements of each Party shall survive the Closing for the periods specified in such covenants and agreements, or if no period is specified, until the first anniversary of the Closing. The representations and warranties of each Party shall survive until the first anniversary of the Closing.

8.                  Indemnification by Seller. Seller shall hold harmless and indemnify each of the Indemnified Parties from and against, and shall compensate and reimburse each of the Indemnified Parties for, any Losses that are directly or indirectly suffered or incurred by any of the Indemnified Parties or to which any of the Indemnified Parties may otherwise become subject at any time (regardless of whether or not such Losses relate to any third-party claim) and that arise directly or indirectly from or as a direct or indirect result of, or are directly or indirectly connected with (except to the extent incurred as a result of any breach by Buyer of any representation, warranty or covenant contained in this Agreement or any other Transaction Document):

(a)               any breach by Seller or of any representation or warranty of Seller contained in this Agreement, any other Transaction Document or in any certificate delivered by pursuant to any provision of this Agreement or any other Transaction Document; or

(b)               any breach of any covenant or agreement of Seller contained in this Agreement or any other Transaction Document.

This Section 8 shall not apply to, and Seller shall not indemnify any Indemnified Party from, any special, indirect, consequential or punitive damages (whether or not the claim therefore is based on contract, tort, duty imposed by law or otherwise) that may arise directly or indirectly or as a direct or indirect result of, or are directly or indirectly connected with the foregoing. Any amounts paid to the Indemnified Parties in the aggregate hereunder shall be limited in all circumstances to the Cash Consideration.

4

9.                  Additional Agreements.

(a)               Further Assurances. Each Party agrees to execute and deliver such further documents and instruments and to take such further actions after the Closing as may be necessary or desirable and reasonably requested by the other Party to give effect to the Transaction.

(b)               Expenses; Attorneys’ Fees. Each Party shall bear and pay all fees, costs and expenses that have been incurred or that are in the future incurred by, on behalf of, such Party in connection with the negotiation, preparation and review of this Agreement, the other Transaction Documents and all certificates and other instruments and documents delivered or to be delivered in connection with the Transaction, and the consummation and performance of the Transaction. If a Party shall bring any action, suit, counterclaim, appeal, arbitration, or mediation for any relief against the other Party, declaratory or otherwise, to enforce the terms hereof or to declare rights hereunder (referred to herein as an “Action”), the non-prevailing party in such Action shall pay to the prevailing party in such Action a reasonable sum for the prevailing party’s attorneys’ fees and expenses.

10.              Miscellaneous.

(a)               Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered, when mailed by certified mail, return receipt requested, when sent by facsimile with confirmation of receipt received, or when delivered by overnight courier with executed receipt. Notices, demands and communications to Seller or Buyer shall, unless another address is specified in writing in accordance herewith, be sent to the address indicated below:

Notices to Seller:	[

]

Notices to Buyer:	Pacific Ethanol, Inc.
400 Capitol Mall
Suite 2060
Sacramento, CA 95814
Attn: General Counsel
Tel: (916) 403-2123
Fax: (916) 403-2785

(b)               Amendment. No change in or modification of this Agreement shall be valid unless the same shall be in writing and signed by Seller and Buyer.

(c)                Waiver. No failure or delay on the part of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have.

5

(d)               Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one agreement. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or electronic transmission (including a PDF file), shall be treated in all manner and respects as an original Agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

(e)                GOVERNING LAW. THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION OF THE RIGHTS AND DUTIES ARISING HEREUNDER, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

(f)                Submission to Jurisdiction; Waiver of Jury Trial and Venue.

(1)               SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(2)               WAIVER OF JURY TRIAL AND VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (i) ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR AND (ii) ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO ABOVE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

6

(3)               Service of Process. Each party hereto agrees that service of process may be effectuated by mailing a copy of the summons and complaint, or other pleading, by certified mail, return receipt requested, in accordance with Section 10(a).

(g)               Benefit and Binding Effect. Except as otherwise provided in this Agreement, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void. Every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors, transferees, and assigns. It is understood and agreed among the parties that this Agreement and the covenants made herein are made expressly and solely for the benefit of the parties hereto, and that no other Person, other than as expressly set forth in this, shall be entitled or be deemed to be entitled to any benefits or rights hereunder, nor be authorized or entitled to enforce any rights, claims or remedies hereunder or by reason hereof.

(h)               Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement. If any time period set forth herein is held by a court of competent jurisdiction to be unenforceable, a different time period that is determined by the court to be more reasonable shall replace the unenforceable time period.

(i)                 Headings; Construction. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party. Every schedule and other addendum attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides. All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

(j)                 Entire Agreement. This Agreement contains the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and all contemporaneous oral agreements.

7

IN WITNESS WHEREOF, the parties hereto have executed this Agreement for Purchase And Sale of Units in New PE Holdco LLC as of the day and year first above written.

Buyer

Pacific Ethanol, Inc.

By:
Name:
Title:

Seller

[SELLER]

By:
Name:
Title:

8

Exhibit A

Definitions

“Action” is defined in Section 9(b).

“Affiliate” means an individual or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified individual or entity. For purposes of this definition, “control” shall include, without limitation, the exertion of significant influence over an individual or entity and shall be conclusively presumed as to any fifty percent (50%) or greater equity interest.

“Buyer” is defined in the preamble hereof.

“Cash Consideration” is defined in Section 1(b).

“Charter Documents” shall mean, as applicable, the specified entity’s (i) certificate of incorporation or formation or other charter or organizational documents, and (ii) bylaws or operating agreement, each as from time to time in effect.

“Closing” is defined in Section 1(c).

“Closing Date” is defined in Section 1(c).

“Company” is defined in the recitals hereto.

“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, Order, proxy, option, right of first refusal, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature (including any restriction on the transfer of an asset, any restriction on the receipt of any income derived from an asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of an asset).

“Indemnified Party” means (a) Buyer, (b) Buyer’s current and future Affiliates; (c) the respective Representatives of the persons referred to in clauses (a), and (b); and the respective successors and assigns of the persons referred to in clauses (a), (b), and (c) above.

“LLC Agreement” is defined in the recitals hereto.

9

“Loss” shall include any loss, damage, injury, decline in value, liability, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including any legal fee, expert fee, accounting fee or advisory fee), charge, cost (including court costs and any cost of investigation) or expense of any nature.

“Member” has the meaning ascribed to such term in the LLC Agreement.

“Party” or “Parties” means any of Seller and Buyer.

“Person” means any individual, person, limited liability company, partnership, trust, unincorporated organization, corporation, association, joint stock company, business, group, government, government agency or authority or other entity.

“Representatives” shall mean officers, directors, employees, agents, attorneys, accountants, advisors and representatives.

“Seller” is defined in the preamble hereof.

“Seller Units” is defined in the preamble hereof.

“Transaction” is defined in 3(c).

“Transaction Documents” is defined in Section 3(b).

“Unit” is defined in the recitals hereto.

10

Exhibit B

New PE Holdco LLC

Unit Assignment

[Attached hereto.]

11

NEW PE HOLDCO LLC

UNIT ASSIGNMENT

FOR VALUE RECEIVED, ________________________ (“Transferor”) hereby sells, assigns and transfers unto ________________________ (“Transferee”), __________ units (the “Transferred Units”) of limited liability company membership interests in New PE Holdco LLC (the “Company”), and hereby appoints ________________________, as attorney to transfer said Transferred Units on the books of the Company with full power of substitution in the premises.

The Transferee represents that its EIN is: ________________________

The Transferor and Transferee hereby agree and acknowledge that, in accordance with the Limited Liability Company Agreement of New PE Holdco LLC, dated June 29, 2010, as amended to date (the “LLC Agreement”), the transfer contemplated by this Unit Assignment is effective upon the Company acknowledging such transfer, by its signature below.

Transferee hereby further agrees that if the Company, directly or through its counsel, makes a reasonable request for (i) information for the Company to determine the Transferee’s tax basis in the Transferred Units or (ii) any other information reasonably necessary to permit the Company to file all required federal and state tax returns and other legally required information statements or returns, Transferee shall promptly provide such information to the Company and/or its counsel. Except to the extent required for legitimate corporate purposes with respect to the operation and management of the Company, including, without limitation, the filing of tax reports and forms, the Company shall keep confidential any such information provided to it and to exercise the same degree of care to maintain the confidentiality of such information as it would accord its own confidential information; provided further, that, if requested by the Transferee, the Company hereby agrees to execute an additional confidentiality agreement consistent with the foregoing upon request by Transferee.

The full legal name, address, and primary contact information for the Transferee is as follows:

[Insert Transferee Name]

[Insert Transferee Address]

Attention:
Phone:
Fax:
Email:
Dated:	___________________ ___, 201_

12

TRANSFEROR [Insert Transferor Name]

By:
Name:
Title:

Affix Medallion Signature Guarantee by a financial institution enrolled in an approved Medallion Program.

13

TRANSFEREE [Insert Transferee Name]

By:
Name:
Title:

Affix Medallion Signature Guarantee by a financial institution enrolled in an approved Medallion Program.

14

Acknowledged and Accepted:

NEW PE HOLDCO LLC

By:
Name:
Title:

Dated:	___________________ ___, 20______

15